EXHIBIT 10.28
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE THEY ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. THE LOCATION OF REDACTED MATERIAL IS MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND ASTERISKS ([***]).

AMENDMENT TO GAS GATHERING AGREEMENT

This AMENDMENT (“Amendment”), dated to be effective on September 30, 2024 (the “Amendment Effective Date”), is to the “Gas Gathering Agreement” between WES DJ Gathering LLC (“Gatherer”) and Kerr-McGee Oil & Gas Onshore LP (“Shipper”) dated July 1, 2010 (as amended, the “Agreement”). Gatherer and Shipper may each be referred to individually as a “Party” and collectively as the “Parties.”

For additional consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.    Capitalized terms not defined in this Amendment have the same meaning as set forth in the Agreement.

2.    Section 1 of the Commercial Terms is deleted in its entirety and replaced as follows:

Section 1. This Agreement commences on the Effective Date and terminates on the later to occur of: (a) ***; or (b) *** (the “Primary Term”). Subject to Section 8.1(B) of the General Terms and Conditions, upon expiration of the Primary Term this Agreement shall remain in effect for ***.

3.    Section 2 of the Commercial Terms is amended as follows by adding a new Section 2.1(D):
2.1(D). Shipper expressly dedicates to the performance of this Agreement: (i) ***; (ii) ***; and (iii) ***.

4.    A new Section 3(F) is added to the Commercial Terms as follows:

3(F). ***.

3(F)(1). Shipper shall pay Gatherer a monthly gathering fee (“*** Gathering Fee”) computed as the product of: (a) the MMBtu equivalent of *** multiplied by (b) ***.

3(F)(2).    If the *** for a particular Month is less than the applicable *** for such Month (“*** Deficiency”), then Shipper shall, in addition to the *** for such Month, pay Gatherer a deficiency fee computed as the product of: (a) the MMBtu equivalent of *** Deficiency for such Month (based on the average MMBtu equivalent of the Gas actually delivered during such Month, or if no Gas is delivered during such Month, during the most recent Month during which Gas was delivered) multiplied by (b) ***. This Section 3(F)(2) shall not be applicable after the last Day of the Month during which the sum of (a) *** plus (b) *** volumes for which deficiency fees have been remitted, exceeds ***.

3(F)(3).    If the *** Volume for a particular Month exceeds the applicable *** Volume for such Month (“*** Excess”), then Gatherer shall carry forward and apply such *** Excess to reduce *** Deficiencies occurring in subsequent Months. For purposes of the carry forward and application set forth herein, each *** Excess: (i) will be carried forward and applied, in part or in full until fully eliminated, on a first-in first-out basis by reference to and in priority of the Month of its occurrence; (ii) will expire, and will no longer be carried forward, refunded, offset, recouped, or utilized in any manner, after the last Day of the *** Month following the Month of its occurrence; and (iii) as applied, either singly or in the aggregate with the application of other *** Excesses, may not exceed *** of the applicable *** Volume for such Month.

3(F)(4).    If Gatherer is unable to accept delivery of the entirety of the *** Volume during a particular Month due to unavailability of gathering capacity on the System, and such unavailability is not caused by Shipper or Shipper’s downstream marketing or transportation arrangements, then the *** Deficiency for such Month will be the positive difference (if any) of (i) *** less (ii) *** Volumes.

3(F)(5).    The gathering and deficiency fees described in this Section 3(F) are applicable only to *** Volumes, and Shipper shall not pay any gathering fees other than the gathering fees set forth in this Section 3(F) with respect to such *** Volumes.

3(F)(6). Except as provided in Section 3(G), Shipper’s payment obligations herein that are determined by reference to the *** Volume shall not be subject to downward adjustment for any reason, including Shipper’s conveyance or assignment to a third party of an interest in the *** Area or a *** Well, shut in or abandonment of a *** Well, cessation of production from a *** Well resulting from future rules, orders or laws of governmental, judicial, or regulatory authorities (federal, state or local) or the actions or omissions of such governmental, judicial, or regulatory authorities, or any event or condition of Shipper’s Force Majeure.

5.    A new Section 3(G) is added to the Commercial Terms as follows:

3(G)    *** Release Rights.

3(G)(1). Temporary Release Rights.
Notwithstanding anything contained in this Agreement to the contrary, from and after initial commercial operation (including following any restoration of commercial operation) of any Receipt Point for the *** Dedicated Wells, if *** the amount of Gas not received by Gatherer at such Receipt Point shall be temporarily released from this Agreement, and Shipper shall have the right to dispose of such Gas in any manner it desires, provided that at such time as Gatherer provides Shipper with written notice that Gatherer is able to receive such Gas on a consistent basis at such Receipt Point, Shipper shall resume shipping such temporarily released Gas as soon as reasonably practicable ***following Shipper’s receipt of such written notice, unless Shipper does not receive such notice prior to the *** Day preceding a calendar Month, in which case such obligation to resume deliveries shall not occur until the first Day of a calendar Month that is at least *** Days following Shipper’s receipt of such written notice). If any of Shipper’s Gas is temporarily released pursuant to this Section 3(G)(1), then ***.
3(G)(2). Permanent Release Rights.
If Gatherer, at any time from and after the commencement of the Primary Term, for any reason, excluding instances of the Release Exceptions, fails or is unable to accept any Dedicated Production from the *** Dedicated Wells (including due to system outage or maintenance) tendered or that Shipper was ready, willing and able to deliver to the Receipt Point(s), *** Shipper shall have the right to elect to have an immediate permanent release of the *** Daily Volume; provided such notice must be delivered within *** Days of such right to permanent release arising (or such right to permanent release shall be null and void); provided further if Gatherer reinitiates service at the affected Receipt Point(s) before receipt by Gatherer of such request for a permanent release, then such right to permanent release shall be null and void. Upon such a permanent release in accordance with the terms of this Section 3(G)(2), (A) Shipper shall no longer have the obligation to deliver the *** Daily Volume to Gatherer; (B) Shipper shall have the right, at its sole discretion, to determine where to deliver and receive services with respect to any such *** Daily Volume; and (C) until the last Month in which the *** Volume applies, the *** Volume shall be reduced by a volume equal to (x) the *** Daily Volume, multiplied by (y) ***.
For purposes of this Agreement, *** Daily Volume” means the positive difference between (x) ***, minus (y) ***.
    3(G)(3). Except in cases of an event of intentional breach, gross negligence, or willful misconduct of or by Gatherer, the remedies set forth in Sections 3(G)(1) and 3(G)(2) shall be the sole and exclusive remedies for and/or arising out of any failure to provide the stated services for the reasons set herein (all other remedies hereunder and at law or equity being hereby expressly waived by Shipper).
6.    The following defined terms are added to the General Terms and Conditions:

“Actual Start Date” has the meaning set forth on Exhibit B-3.

“Excused Curtailment” means circumstances when Gatherer fails or is unable to receive Shipper’s Gas hereunder ** ***. ***.

“***” means ***.

“*** Curtailment Period” has the meaning set forth in Section 3(G)(2) of the Commercial Terms

“*** Dedicated Area” has the meaning set forth on Exhibit A-3.

“*** Dedicated Wells” has the meaning set forth on Exhibit A-3.

        “*** Gathering Fee” has the meaning set forth in Section 3(F)(1) of the Commercial Terms.

        “*** Volume” means ***.

“*** Daily Volume” has the meaning set forth in Section 3(G)(2) of the Commercial Terms

        “*** Receipt Point Volume” means ***.

        “***” has the meaning set forth in *** of the Commercial Terms.

        “***” has the meaning set forth in *** of the Commercial Terms.

“***” means ***.

“Release Exceptions” has the meaning set forth in Section 3(G)(1) of the Commercial Terms.

7.    The defined term “Dedicated Production” in the General Terms and Conditions is stricken in its entirety and replaced with the following:

“Dedicated Production” means all Gas now or hereinafter owned, controlled or produced by Shipper: ***; with the exception of Gas required for operations on the leasehold, pressure maintenance, and the fulfillment of Shipper’s obligations to Shipper’s lessor.

8.    Exhibit A-3 “*** Dedicated Wells and *** Dedicated Area” is attached hereto and incorporated into the Agreement.
9.    Exhibit B-3 “*** Volume” is attached hereto and incorporated into the Agreement.
10.    Exhibit B-3 “***” is attached hereto and incorporated into the Agreement.
11.    Exhibit C to the Agreement is hereby amended to add the following Receipt Points:

METER	METER NAME	OPERATOR NAME
TBD	***	KERR-MCGEE OIL & GAS ONSHORE LP
12.    Except as amended herein, all other provisions of the Agreement remain in full effect as originally written or previously amended.
13.    This Amendment shall be construed, enforced, and interpreted according to the laws of the State of Texas, without regard to the conflicts of law rules thereof.

14.    This Agreement constitutes the entire agreement between and among the Parties regarding the subject matter herein.

15.    The Parties may execute and deliver this Amendment in any number of counterparts, including facsimile and *.pdf format counterparts, each of which is deemed an original, but all of which constitute one and the same instrument.

[Execution Page Follows]

    The Parties have executed this AMENDMENT to be effective on the Amendment Effective Date.

GATHERER	SHIPPER
WES DJ GATHERING LLC	KERR-MCGEE OIL & GAS ONSHORE LP
By: Anadarko Energy Services Company, as agent

By:	By:
Name:	Name:
Title:	Title:

EXHIBIT A-3

*** Dedicated Lands and Wells

*** DEDICATED AREA
County	Township	Range	Section	Section Part
***	***	***	***	***
***	***	***	***	***
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***	***	***	***	***
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*** Dedicated Wells
Well Name	Township	Range	Section
***	***	***	***
***	***	***	***
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***	***	***	***

*** Dedicated Wells
Well Name	Township	Range	Section
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

[End of Exhibit A-3]

EXHIBIT B-3

*** Volume (Mcf) and *** (Mcf)

	***				*** VOLUME[2]
	*** PAD[1]	*** PAD[1]	*** PAD[1]	*** PAD[1]
	Expected Start Date: ***	Expected Start Date: ***	Expected Start Date: ***	Expected Start Date: ***
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[table continues on the following page]

	***				*** VOLUME[2]
	*** PAD[1]	*** PAD[1]	*** PAD[1]	*** PAD[1]
***	***	***	***	***	***
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1 The ***.

2 The *** Volume shall be updated based on the *** for each of the ***.

[End of Exhibit B-3]